EXHIBIT 99.4
                                 ------------

                            Collateral Term Sheet.

Global Structured Finance                                        1,037 records
                                                          Balance: 385,721,218
                                  CWMBS 05-11
                                    Group 4

---------------------------------------------------------------------------------------------------------------------------------
                                   Number        Aggregate         Percent        Average
                                       of          Current        of Loans       Original       W.A.     Min.     W.A.     Max.
                                 Mortgage        Principal    by Principal      Principal      Gross     FICO     FICO     FICO
Documentation                       Loans          Balance         Balance        Balance     Coupon    Score    Score    Score
---------------------------------------------------------------------------------------------------------------------------------
Alternative                           102      $30,113,710           7.81%       $295,337     1.769%      621      711      812
Full                                  196       64,743,747           16.79        330,521      1.952      618      704      810
Reduced                               739      290,863,761           75.41        393,701      1.609      606      712      821
---------------------------------------------------------------------------------------------------------------------------------
Total:                              1,037     $385,721,218         100.00%       $372,085     1.679%      606      710      821
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
                                                                           W.A.
                                       Min.       W.A.        Max.    Remaining          W.A.
                                   Original   Original    Original      Term to          Loan
Documentation                           LTV        LTV         LTV     Maturity           Age
---------------------------------------------------------------------------------------------
Alternative                          34.29%     76.95%      95.00%          360             0
Full                                  20.59      75.50       95.00          360             0
Reduced                               22.86      73.12       95.00          360             0
---------------------------------------------------------------------------------------------
Total:                               20.59%     73.82%      95.00%          360             0
---------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------
Banc of America Securities LLC                                   Page 1  of  1